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                                                                 EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-31743, No. 33-62781 and No. 33-62801 of Office Depot, Inc. on
Forms S-8 of our reports dated February 12, 1996 appearing in and incorporated by reference in the Annual Report on Form 10-K of Office Depot, Inc. for the year ended December 30, 1995.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Certified Public Accountants
Fort Lauderdale, Florida
March 26, 1996